UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Dividend Capital Diversified Property Fund Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Dividend Capital Diversified Property Fund Inc.

Date of Record: May 17, 2017

Vote Cut-off Date: July 25, 2017

Additional Items:
Item 1. Reminder letter to unvoted accounts
Item 2. Transcript of recorded telephone message
Item 3. Information to help answer questions regarding Proposal No. 3 (as defined below)
Item 4. External email communication related to the Definitive Proxy Statement

Item 1.
PLEASE VOTE NOW
WE MUST RECEIVE YOUR VOTE BY JULY 25, 2017
IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Dividend Capital Diversified Property Fund Inc.
Recently, we sent you proxy material regarding the annual meeting of stockholders that is scheduled for July 26, 2017. Our records indicate that we have not received your vote.Your vote is missing and your participation is needed. Please join your fellow stockholders and vote today.

Please note that proxy solicitation costs are borne by Diversified Property Fund and its stockholders. These costs can be substantial. Voting today will help us manage such costs and will avoid the need for futher calls or mailings to you.

If you have any questions or would like to vote, please call the number listed below:
1- 855-737-3182
Your vote is important. Please vote promptly so your vote can be received prior to the July 26, 2017 annual meeting of stockholders.

We have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by July 26, 2017.
Call the phone number above Monday – Friday, 9:00am – 10:00pm, Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

Item 2.

On June 7, 2017, Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) furnished to its stockholders a definitive proxy statement (the “Proxy Statement”) with respect to our 2017 annual meeting of stockholders (the “2017 Annual Meeting”). The material below represents the transcript of a recorded telephone message.

“Hi, this is Raj Dhanda,

I am the President of Dividend Capital Diversified Property Fund Inc.  I’m calling you about our Annual meeting that is being held on July 26th.

You should have received proxy information related to the meeting over the past few days.  That package included instructions on how you can easily vote your shares by mail, over the phone or online. We ask that you vote as soon as possible. When you vote promptly, it saves time, money, and energy by helping us avoid sending you the materials again or calling to request your vote.

You vote is very important. We need your participation. Your vote is needed and valued regardless of the number of shares that you own. Please vote promptly by pressing 1 at any time to be connected with a proxy specialist.  If this message was recorded on your voice mail, please call 855-737-3182 to vote your shares.

Thank you for your time and most importantly, thank you for your vote.”

Item 3.

On June 7, 2017, Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) furnished to its stockholders a definitive proxy statement (the “Proxy Statement”) with respect to our 2017 annual meeting of stockholders (the “2017 Annual Meeting”). The Proxy Statement includes a proposal to amend our charter to restructure our share classes (“Proposal No. 3”) as part of a broader restructuring (the “Proposed Restructuring”). The material below may be distributed by the Company, its external advisor and its dealer manager both internally and externally to help answer questions about Proposal No. 3.

On June 7, 2017, Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) furnished to its stockholders a definitive proxy statement (the “Proxy Statement”) with respect to our 2017 annual meeting of stockholders. The Proxy Statement includes a proposal to amend our charter to restructure our share classes as part of a broader restructuring (the “Proposed Restructuring”). The Proxy Statement was filed with the Securities and Exchange Commission (the "Commission") and may be obtained free of charge at the Commission’s website at www.sec.gov or at the Company’s website at http://www.dividendcapitaldiversified.com. Please see the Proxy Statement for further details. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement.
The Proxy Statement includes a discussion and table that summarize the estimated pro forma impact of the proposed changes to the fees and reimbursements paid to our Advisor and the Dealer Manager over past four years. Would you please provide more detail regarding the estimated pro forma impact of these proposed changes?

The following table summarizes the pro forma estimated change, as a percent of our average NAV, which these proposed fee changes would have had on (i) fees and reimbursements, other than the performance fee, (ii) the performance fee and (iii) the E-Share Waiver over the past four years. The following table does not include the changes to class-specific expenses, since the changes to those expenses would have impacted each share class differently. The impact of class-specific expenses on our share classes is discussed in the Proxy Statement, including a table that summarizes the pro forma estimated change, as a percent of our average NAV, which all these proposed fee changes, including changes to ongoing broker-dealer fees and class-specific expenses, would have had on each of our share classes over the past four years.

	For the Year Ended December 31,
Pro Form Estimated Change, before Class-Specific Expenses	2016	2015	2014	2013	Four Year Average
Non-Performance Fees and Reimbursements	-0.32%	-0.54%	-0.39%	-0.36%	-0.41%
Performance Fee	0.81%	0.44%	0.52%	0.50%	0.57%
Less: E Share Waiver	-0.66%	-0.39%	-0.50%	-0.50%	-0.51%
Total, before Class-Specific Expenses	-0.17%	-0.49%	-0.37%	-0.36%	-0.35%

Item 4.

Dividend Capital Diversified Property Fund Proxy	Email not displaying correctly? View it in your browser.

On June 7, 2017 Dividend Capital Diversified Property Fund (“DPF”) filed a definitive proxy statement (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “Commission”) with respect to its 2017 annual meeting (the “2017 Annual Meeting”). The proxy statement contains a proposal to amend DPF’s charter to restructure its share classes (“Proposal No. 3”). The proposed charter amendment is part of a broader restructuring (the “Proposed Restructuring”) to make a number of enhancements to the company’s structure [insert link to proxy], including:

● Capping and lowering underwriting compensation paid by shareholders

● Lowering the DPF advisor’s asset management fee and eliminating in its entirety the advisor’s disposition fee (subject to exceptions for assets that are substantially along in the process of being sold at the time of the proposed restructuring)

● Implementing a revised annual performance fee that increases alignment of the advisor’s interests with those of the shareholders

● Migrating from a daily to monthly Net Asset Valuation (NAV) methodology

● Combining the Share Redemption Program for each share class into a single Share Redemption Program for all stockholders

The stockholder proxy mailing will begin on June 7, 2017, and stockholders can expect to receive their proxy statements via USPS priority mail shortly thereafter.

Additional Information About the 2017 Annual Meeting and Where to Find It

This communication does not constitute a solicitation of materials of any vote or approval in respect of Proposal No. 3 or otherwise. The proposal will be considered at the 2017 Annual Meeting, to be held on July 26, 2017. In connection with the proposal, DPF has filed the Definitive Proxy Statement and other relevant materials with the Commission. Investors and security holders of DPF are urged to read the Definitive Proxy Statement and other relevant materials when they become available because they contain important information about the Company and the proposals at the 2017 Annual Meeting. The Definitive Proxy Statement and other relevant materials, and any other documents filed by DPF with the Commission, may be obtained free of charge at the Commission’s website at www.sec.gov, at the Company’s website or by sending a written request to DPF at 518 Seventeenth Street, 17th Floor, Denver Colorado 80202, Attention: Investor Relations.

Participants in the Solicitation

DPF and its directors and executive officers, Dividend Capital Total Advisors LLC  (the Advisor) and Dividend Capital Securities LLC (the Dealer Manager) and certain members of their management and employees may be deemed to be participants in soliciting proxies from the stockholders of DPF in favor of Proposal No. 3 and other proposals at the 2017 Annual Meeting. Information regarding the persons who may, under the rules of the Commission, be considered to be participants in the solicitation of DPF’s stockholders in connection with proposals at the 2017 Annual Meeting and a description of their direct or indirect interests are set forth in the Definitive Proxy Statement for the 2017 Annual Meeting. Investors can find more information about DPF’s executive officers and directors as well as the Advisor and the Dealer Manager in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These forward-looking statements include, among others, statements about the expected benefits of the Proposed Restructuring, the expected terms of the Proposed Restructuring and the future business, performance and opportunities of DPF. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. Forward-looking statements are based on expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially.

These risks and uncertainties include, without limitation:

● whether the changes contemplated by the Proposed Restructuring will have the anticipated benefits to DPF and its stockholders described herein; and

● the ability of the board of directors to change any aspects of the Proposed Restructuring without stockholder approval, except the proposed charter amendment, or to decide not to pursue the Proposed Restructuring at all

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section of the Definitive Proxy Statement entitled “Proposal No. 3 - Amendment of our Charter to Restructure our Share Classes - Risks Associated with the Proposed Restructuring.”

For due diligence use only - not for public distribution. Past performance is not a guarantee of future results. Investing in shares of DPF’s common stock involves a high degree of risk, including the risk that payment of distributions is uncertain and cannot be guaranteed, the risk that an investment in DPF is not liquid, and the risk that stockholders may lose the entire amount of their investment. See the “Risk Factors” section of the DPF prospectus for a description of other potential risks of investing in DPF.

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED IN THE DPF PROSPECTUS. THE OFFERING IS MADE ONLY BY THE DPF PROSPECTUS, WHICH IS AVAILABLE AT www.dividendcapitaldiversified.com.

DPF-DD-EM-PROXY-JUN17